Exhibit 10.1
CAESARS INTERACTIVE ENTERTAINMENT, INC.
LIQUIDITY PLAN
ARTICLE 1.

PURPOSE
The purpose of the Caesars Interactive Entertainment, Inc. Liquidity Plan (as it may be amended or restated from time to time, the “Plan”) is to set forth the terms and conditions upon which Caesars Interactive Entertainment, Inc. (the “Company”) may elect to purchase or cause to be purchased Company Shares and/or Deemed Held Shares held by Eligible Individuals from time to time during the term of the Plan and to provide the Eligible Individuals with a market for their Company Shares and/or Deemed Held Shares.
ARTICLE 2.

DEFINITIONS AND CONSTRUCTION
Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.
“Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 4. “Administrator” shall mean the CAC Committee or the Board or the Committee to the extent that the CAC Committee's powers or authority under the Plan have been delegated to the Board or such Committee.
“Affiliate” means any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company. For the avoidance of doubt, the term “Affiliate,” as applied to the Sponsors, shall not include at any time any portfolio companies of Apollo or TPG or their respective investment fund affiliates.
“Apollo” means Apollo Hamlet Holdings, LLC, Apollo Hamlet Holdings B, LLC and any Affiliate thereof investing directly or indirectly in HIE Holdings, Inc.
“Applicable Law” shall mean any applicable law, including without limitation: (a) provisions of the Code, the Securities Act of 1933, as amended from time to time, the Securities Exchange Act of 1934, as amended from time to time, and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Company Shares are listed, quoted or traded.
“Board” shall mean the Board of Directors of the Company.
“CAC Committee” shall mean the Human Resources Committee of the Board of Directors of Caesars Acquisition Company.
“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.
“Committee” shall mean the Human Resources Committee (or such other committee acting as a compensation committee) of the Board, or another committee or subcommittee of the Board or the Human Resources Committee, appointed by the Board.
“Company Shares” shall mean shares of common stock, par value $.001 per share, of the Company, whether such Company Shares were acquired by an Eligible Individual for cash or issued as compensation by the Company (including restricted shares subject to vesting); provided, however, that only vested Company Shares shall be purchased by the Company pursuant to the Plan.
“Deemed Held Shares” shall mean Company Shares underlying Options, Restricted Stock Units or Warrants held by an Eligible Individual.
“Eligible Individual” shall mean any person who is an employee of or consultant or service provider to the Company or any of its subsidiaries or Affiliates, as determined by the Administrator.
“Fair Market Value” shall mean, as of any given date, the value of a Company Share determined as determined by the Administrator in good faith. For purposes of any Purchase Date occurring on between January 1 and March 1, the Fair Market Value shall be equal to the fair market value of a Company Share as of the preceding December 31 as set forth in a valuation of the Company as of such date. For purposes of any Purchase Date occurring between July 1 and September 1, the Fair Market Value shall be equal to the fair market value of a Company Share as of the preceding June 30 as set forth in a valuation of the Company as of such date.
"Ineligible Israeli Shares" shall mean Company Shares or Deemed Held Shares held by an Eligible Individual who is an employee who received his or her Company Shares or Deemed Held Shares for services provided in Israel and whose Company Shares or Deemed Held Shares are subject to the provisions of the Capital Gains Route of Section 102 of the Israeli Income Tax Ordinance [New Version], 1961.
"Israeli Individual" shall mean an employee who has Ineligible Israeli Shares.
“Options” shall mean stock options to purchase Company Shares issued to an Eligible Individual pursuant to the Company’s equity incentive plan with an exercise price per share of $1,586.50; provided, however, that only vested Options shall be purchased by the Company pursuant to the Plan.
“Purchase Date” shall mean each of two dates each year during the term of the Plan, with the first Purchase Date occurring between January 1 and March 1, and the second Purchase Date occurring between July 1 and September 1.
“Purchase Price” shall mean: (a) with respect to Company Shares, (i) the number of Company Shares that the Company is purchasing from an Eligible Individual multiplied by (ii) the Fair Market Value per Company Share on the applicable Purchase Date, or (b) with respect to Deemed Held Shares, (i) the number of Deemed Held Shares multiplied by (ii) (A) the Fair Market Value per Company Share on the applicable Purchase Date, less (B) the exercise or purchase price per share, if any, the Eligible Individual would be required to pay to the Company to acquire such Deemed Held Shares upon exercise of the Options or Warrants, or vesting or settlement of the Restricted Stock Units, pursuant to which such Deemed Held Shares are issuable, or such other Purchase Price as may be established by the Administrator for a Purchase Date.
“Restricted Stock Units” means a contractual right awarded to an Eligible Individual to receive in the future a Company Share pursuant to the Company’s equity incentive plan.
“Sponsors” means each of TPG and Apollo.
“TPG” means TPG Hamlet Holdings, LLC, TPG Hamlet Holdings B, LLC and any Affiliate thereof investing directly or indirectly in HIE Holdings, Inc.
“Warrants” shall mean warrants to purchase Company Shares issued to an Eligible Individual by the Company.
ARTICLE 3.
COMPANY’S RIGHT TO OFFER TO PURCHASE
3.1    Company’s Right to Offer to Purchase.
(a)    Purchase Offers. The Administrator may determine to offer to purchase all or a portion of the Company Shares and/or Deemed Held Shares held by one or more Eligible Individuals on one or more Purchase Date(s) during the term of the Plan, which determination shall be made in the Administrator’s sole and absolute discretion (each such offer, a “Purchase Offer”). Any such Purchase Offer shall be communicated by the Company to each Eligible Individual to whom a Purchase Offer is to be made in writing prior to the applicable Purchase Date in a form designated by the Administrator (the “Purchase Offer Notice”), which Purchase Offer Notice shall contain the applicable terms and conditions of the Purchase Offer. The Purchase Offer Notice shall also set forth the Company Shares and Deemed Held Shares owned or held by the Eligible Individual with respect to which the Purchase Offer is being made. The Company Shares and/or Deemed Held Shares subject to a Purchase Offer for any Purchase Period shall be referred to herein as the “Designated Securities.” Neither the Company nor the Administrator shall be under any obligation to make a Purchase Offer to any Eligible Individual, and the terms of a Purchase Offer need not be identical with respect to all Eligible Individuals. In addition, purchase offers to an Eligible Individual may differ from one Purchase Date to another and need not be identical. It is the intention of the Company that Purchase Offers shall be made in the manner specified in Appendix A unless and until the Administrator determines otherwise, in its sole and absolute discretion.
(b)    Acceptance Notice. In the event an Eligible Individual determines to accept the Company’s Purchase Offer for a Purchase Date, such Eligible Individual shall accept such offer in writing in such form as may be approved by the Administrator from time to time prior to the applicable Purchase Date (or such other date as may be established by the Administrator) (an “Acceptance Notice”). Such Acceptance Notice shall set forth the Company Shares and/or Deemed Held Shares owned or held by the Eligible Individual with respect to which the Acceptance Notice is being submitted. An Eligible Individual’s Acceptance Notice shall, to the extent permitted by Applicable Law, be irrevocable on and after the applicable Purchase Date. Unless otherwise determined by the Administrator, to the extent any Company Shares or Deemed Held Shares are subject to a Purchase Offer for which an Eligible Individual chooses not to submit an Acceptance Notice, such Company Shares and/or Eligible Deemed Held Shares shall not again be eligible to receive a Purchase Offer under the Plan for purposes of future Purchase Periods.
(c)    Purchase Confirmation. Within ten (10) days following each Purchase Date, or such later date as the Company may deem necessary, including in order to comply with Applicable Law, the Company shall provide to each Eligible Individual for such Purchase Date who has accepted the Company’s Purchase Offer with written confirmation of the number of his or her Designated Securities accepted for purchase by the Company on such Purchase Date and the aggregate Purchase Price to be paid to the Eligible Individual (the “Confirmation Notice”).
(d)    Payment of Purchase Price. Payment of the Purchase Price to each Eligible Individual who received a Confirmation Notice shall be made in cash (by check or wire transfer) within ten (10) days following the applicable Purchase Date (or such later date in accordance with Section 3.1(b) or as otherwise determined by the Administrator), in exchange for the delivery by the Designated Individual of the certificate(s) representing any Company Shares to be purchased, duly endorsed for transfer to the Company, and any agreement pursuant to which any Deemed Held Shares to be purchased were issuable, to be cancelled in whole or in part, as applicable. Upon the Company’s payment of the Purchase Price, any Options, Warrants or Restricted Stock Units pursuant to which Deemed Held Shares purchased by the Company were issuable shall thereupon terminate and cease to be exercisable without any further action of the Company or the Eligible Individual. The Company shall have the right to record such purchase on its books and records without the consent of the Eligible Individual. An Eligible Individual shall sign such additional documentation in connection with the purchase of his or her Designated Securities as may be reasonably required by the Company.
3.2    Conditions to Purchase. Notwithstanding anything herein to the contrary, if the Company is not permitted to purchase the Designated Securities for a Purchase Date because such purchase or the payment to the Designated Individuals of the Purchase Price pursuant thereto (together with any other purchases of Company Shares, Options, Warrants or Restricted Stock Units pursuant to the Plan or similar provisions in agreements with other employees or service providers or stockholders of the Company and its subsidiaries and Affiliates of which the Company or any of its subsidiaries or Affiliates has at such time been given notice) (a) would be illegal, restricted or prohibited, (b) would violate or result in a default or event of default under, under any guarantee, financing or security agreement of the Company or any of its subsidiaries or Affiliates or any agreement or document entered into by the Company or any of its subsidiaries or Affiliates and in effect on such date, (c) would violate any law, statute, rule, regulation, order, injunction, decree or judgment promulgated or entered by any federal, state, local or foreign court or governmental authority applicable to the Company or any of its subsidiaries or Affiliates or any of its or their property (either directly or indirectly as a result of the prohibition of a related cash dividend or distribution), or (d) would require the consent of stockholders of the Company and/or any of its subsidiaries or Affiliates, the Company shall notify the Eligible Individuals to whom Purchase Offers were made in writing of its revocation of the Purchase Offers for the Designated Securities for the applicable Purchase Date. In addition to the terms and conditions provided herein, the Administrator may require that an Eligible Individual make such reasonable covenants, agreements and representations as the Administrator, in its sole and absolute discretion, deems advisable. Nothing in the Plan shall require the Company or any of its subsidiaries or Affiliates to raise capital, sell assets or otherwise take any action not otherwise in the best interest of the Company and its subsidiaries and Affiliates.
3.3    Forfeiture of Rights. An Eligible Individual must remain an employee of or consultant or service provider to the Company or a subsidiary or Affiliate on the date the applicable Purchase Price is paid to such Eligible Individual. In the event of an Eligible Individual’s termination of employment or service with the Company or its subsidiaries or Affiliates at any time and for any reason, such Eligible Individual shall immediately forfeit his or her right to any and all payments under this Article 3 to the extent not paid by the date of such termination, and the Company shall have no obligation with respect thereto.
3.4    Tax Withholding. The Company or any subsidiary or Affiliate shall have the authority and the right to deduct or withhold, or require an Eligible Individual to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Eligible Individual’s FICA, employment tax or other social security or social insurance contribution obligation) required by law to be withheld with respect to any taxable event concerning an Eligible Individual arising as a result of the Plan.
3.5    Transferability of Rights. No right or interest under the Plan may be sold, pledged, assigned or transferred in any manner. No right or interest under the Plan shall be liable for the debts, contracts or engagements of the Eligible Individual or the Eligible Individual’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.
3.6    Certain Foreign Eligible Individuals. Notwithstanding any other provisions of the Plan, (a) any Eligible Individual who is a resident of Canada for income tax purposes shall only be entitled to receive a Purchase Offer in respect of Company Shares, and (b) in no event shall Ineligible Israeli Shares be eligible to be purchased by the Company pursuant to the Plan.
ARTICLE 4.
ADMINISTRATION
4.1    Administrator. The Plan will be administered by the Administrator. The Administrator shall have the authority to take all actions and make all determinations contemplated by the Plan and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Administrator may correct any defect or ambiguity, supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent it shall deem necessary or appropriate to carry the Plan into effect, as determined by the Administrator. The Administrator shall make all determinations under the Plan in the Administrator’s sole and absolute discretion and all such determinations shall be final and binding on all persons having or claiming any interest in the Plan or in any right or interest hereunder.
4.2    Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company will be liable to any Eligible Individual, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as an Administrator, director, officer, other employee or agent of the Company. To the extent allowable pursuant to Applicable Law, the Company will indemnify and hold harmless each director, officer, other employee and agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be granted or delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.
ARTICLE 5.

MISCELLANEOUS PROVISIONS
5.1    Amendment, Suspension or Termination of the Plan. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the CAC Committee.
5.2    Notices. In the event a notice or other document is required to be sent hereunder to the Company or to any Eligible Individual, such notice or other document, if sent by mail, shall be sent by registered mail, return receipt requested (and by air mail in the event the addressee is not in the continental United States), to the party entitled to receive such notice or other document. All notices or other documents shall be sent to the Company’s principal executive office, attention General Counsel, and all notices or other documents shall be sent to Eligible Individuals at their most recent address in the Company’s payroll records. Any such notice shall be effective and deemed received three (3) days after proper deposit in the mails, but actual notice shall be effective however and whenever received.
5.3    Compliance with Laws. The Plan, the purchases of Company Shares and Deemed Held Shares from Eligible Individuals under the Plan and the payment of the Purchase Price to Eligible Individuals under the Plan are subject to compliance with all Applicable Law (including but not limited to state, federal and foreign securities law and margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. To the extent permitted by Applicable Law, the Plan shall be deemed amended to the extent necessary to conform to Applicable Law.
5.4    Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
5.5    GOVERNING LAW. THE PLAN AND ANY AGREEMENTS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE TO BE APPLIED. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF DELAWARE WILL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, EVEN IF UNDER SUCH JURISDICTION’S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY.
5.6    Venue. Jurisdiction and venue in any action brought by any Eligible Individual or the Company under the Plan shall exclusively and properly lie in the Delaware State Chancery Court located in Wilmington, Delaware, or (in the event that such court denies jurisdiction) any federal or state court located in the State of Delaware. By acceptance of any payment pursuant to the Plan, each Eligible Individual irrevocably submits to the jurisdiction of such courts for himself or herself and in respect of his or her property with respect to such action. The Company and each Eligible Individual, by his or her acceptance of any payment under the Plan, hereby irrevocably agree that venue for such action would be proper in such court, and hereby waive any objection that such court is an improper or inconvenient forum for the resolution of such action.
5.7    WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE COMPANY AND EACH ELIGIBLE INDIVIDUAL, BY HIS OR HER ACCEPTANCE OF ANY PAYMENT UNDER THE PLAN, AGREE THAT THEIR DISPUTES SHALL BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION FO THE BENEFITS OF THE JUDICIAL SYSTEM, THE COMPANY AND EACH ELIGIBLE INDIVIDUAL HEREBY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHT OR REMEDIES UNDER THE PLAN OR ANY AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH.
5.8    Section 409A. To the extent applicable, the Plan is intended to comply with, or otherwise be exempt from, Section 409A of the Code and the Treasury Regulations and other interpretive guidance issued thereunder. The Plan Administrator shall undertake to administer, interpret, and construe the Plan in a manner consistent with the foregoing intention. Notwithstanding anything to the contrary contained herein, should any provision of the Plan be found not to comply with, or otherwise be exempt from, the provisions of Section 409A of the Code, such provision shall be modified and given effect (retroactively if necessary), in the sole and absolute discretion of the Plan Administrator, and without the consent of the Eligible Individuals, in such manner as the Plan Administrator determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Section 409A of the Code or to otherwise avoid the application of taxes under such Section.
5.9    No Entitlement to Rights. No Eligible Individual or other person shall have any claim to be granted any right or interest pursuant to the Plan or to receive a Purchase Offer under the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals or any other persons uniformly.
5.10    Unfunded Status of Rights. The Plan is intended to be an unfunded and unsecured obligation of the Company. With respect to any payments not yet made to an Eligible Individual, if any, nothing contained in the Plan shall give the Eligible Individual any rights that are greater than those of a general unsecured creditor of the Company.
5.11    Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any subsidiary or Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder. Any offer to purchase Company Shares or Deemed Held Shares by the Company under the Plan to Eligible Individuals shall be in addition to, and not in substitution for, any rights of such Eligible Individuals or the Company under Section 5 of that certain Amended and Restated Caesars Interactive Entertainment, Inc. Management Investor Rights Agreement dated as of November 22, 2010, as the same may be amended from time to time, or any other similar agreement.
5.12    Expenses. The expenses of administering the Plan shall be borne by the Company and its subsidiaries and Affiliates.
5.13    At-Will Employment; Voluntary Participation. Nothing in the Plan shall confer upon any Eligible Individual any right to continue as an employee of or consultant or service provider to the Company or any subsidiary or Affiliate, or shall interfere with or restrict in any way the rights of the Company and any subsidiary or Affiliate, which rights are hereby expressly reserved, to discharge any Eligible Individual at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Eligible Individual and the Company or any subsidiary or Affiliate.
5.14    Data Privacy. As a condition to receiving any payments under the Plan, each Eligible Individual explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this paragraph by and among, as applicable, the Company and its subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing the Eligible Individual’s participation in the Plan. The Company and its subsidiaries and Affiliates may hold certain personal information about an Eligible Individual, including but not limited to, the Eligible Individual’s name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), any shares of stock held in the Company or any of its subsidiaries or Affiliates, and details of all rights or interests granted under the Plan, in each case, for the purpose of implementing, managing and administering the Plan (the “Data”). The Company and its subsidiaries and Affiliates may transfer the Data amongst themselves as necessary for the purpose of implementation, administration and management of an Eligible Individual’s participation in the Plan, and the Company and its subsidiaries and Affiliates may each further transfer the Data to any third parties assisting the Company in the implementation, administration and management of the Plan. These recipients may be located in the Eligible Individual’s country, or elsewhere, and the Eligible Individual’s country may have different data privacy laws and protections than the recipients’ country. Through acceptance of a Purchase Offer under the Plan, each Eligible Individual authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Eligible Individual’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom any Company Shares are on deposit. The Data related to an Eligible Individual will be held only as long as is necessary to implement, administer, and manage the Eligible Individual’s participation in the Plan. An Eligible Individual may, at any time, view the Data held by the Company with respect to such Eligible Individual, request additional information about the storage and processing of the Data with respect to such Eligible Individual, recommend any necessary corrections to the Data with respect to the Eligible Individual or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. For more information on the consequences of refusal to consent or withdrawal of consent, Eligible Individuals may contact their local human resources representative.
5.15    Execution. To record the adoption of the Plan, the Company has caused its authorized officer to execute the same.
CAESARS INTERACTIVE ENTERTAINMENT, INC.

By:
Name:
Title:

APPENDIX A

TERMS OF PURCHASE OFFERS
This Appendix A constitutes a part of the Caesars Interactive Entertainment, Inc. Liquidity Plan (the “Plan”) to which it is attached. This Appendix A sets forth the terms of Purchase Offers to be made under the Plan until otherwise determined by the Administrator, in its sole and absolute discretion. Schedule 1 to this Appendix A sets forth the Eligible Individuals under the Plan and each Eligible Individual’s Beginning Company Shares and Beginning Deemed Held Shares. Schedule 2 to this Appendix A sets forth an example of the manner in which Purchase Offers will be made under the Plan pursuant to this Appendix A.
1.    Definitions. Wherever the following terms are used in this Appendix A they shall have the meanings specified below, unless the context clearly indicates otherwise. Capitalized terms used herein without definition shall have the meanings given to them in the Plan.
“Adjusted EBITDA” shall mean (a) for 2013 and 2014, the earnings before interest, taxes, depreciation and amortization of the social and mobile games businesses of the Company (calculated without regard to stock-based compensation expense and acquisition-related expenses), as reflected in the financial statements of the Company or its parent, and (b) for calendar years 2015 and beyond, the consolidated earnings before interest, taxes, depreciation and amortization of the Company (calculated without regard to stock-based compensation expense and acquisition-related expenses), as reflected in the financial statements of the Company or its parent.
“Aggregate Eligible Company Shares” shall mean, with respect to each Purchase Date, the Eligible Company Shares held by all Eligible Individuals as of such Purchase Date; provided, however, that (a) restricted Company Shares subject to vesting and (b) Ineligible Israeli Shares shall be included for purposes of determining the Aggregate Eligible Company Shares but shall not be eligible to be purchased by the Company pursuant to the Plan.
“Aggregate Eligible Deemed Held Shares” shall mean, with respect to each Purchase Date, the Eligible Deemed Held Shares held by all Eligible Individuals as of such Purchase Date; provided, however, that (a) unvested Options, (b) Eligible Deemed Held Shares held by any Eligible Individual who is a resident of Canada for income tax purposes, and (c) Ineligible Israeli Shares shall be included for purposes of determining the Aggregate Eligible Deemed Held Shares but shall not be eligible to be purchased by the Company pursuant to the Plan.
“Aggregate Purchase Date Value” shall mean, with respect to each Purchase Date, the aggregate Purchase Price that would be payable by the Company if all of the Aggregate Eligible Company Shares and all of the Aggregate Eligible Deemed Held Shares were purchased by the Company at the Purchase Price for such Purchase Date.
“Beginning Company Shares” shall mean, with respect to an Eligible Individual, those Company Shares held by such Eligible Individual and set forth on Schedule 1 to this Appendix A, whether such Company Shares were acquired by the Eligible Individual for cash or issued as compensation by the Company (including restricted shares subject to vesting), which are eligible to be sold pursuant to the Plan; provided, however, that Company Shares that are Ineligible Israeli Shares may be included in an Eligible Individual's Beginning company Shares even though such Company Shares are not be eligible to be purchased by the Company pursuant to the Plan.
“Beginning Deemed Held Shares” shall mean, with respect to an Eligible Individual, those Deemed Held Shares held by such Eligible Individual set forth on Schedule 1 to this Appendix A to the Plan which are eligible to be sold pursuant to the Plan; provided, however, that Restricted Stock Units shall not be included as Deemed Held Shares for purposes of this Appendix A; provided, further, that Options or Warrants held by any Eligible Individual who is a resident of Canada for income tax purposes and Options or Warrants that are Ineligible Israeli Shares may be included in his or her Beginning Deemed Held Shares even though such Options or Warrants are not eligible to be purchased by the Company pursuant to the Plan.
“Eligible Company Shares” shall mean, with respect to an Eligible Individual on each Purchase Date, (a) such Eligible Individual’s Beginning Company Shares, less (b) the aggregate number of Designated Securities which were Company Shares for which such Eligible Individual received a Purchase Offer on all previous Purchase Dates, whether or not the Eligible Individual elected to accept the Company’s Purchase Offer for such Company Shares on such Purchase Date, plus (c) any Designated Securities which were Company Shares for which such Eligible Individual received a Purchase Offer for a previous Purchase Date and for which such Eligible Individual accepted the Company’s Purchase Offer but which were not purchased by the Company for any reason; provided, however, that restricted Company Shares subject to vesting shall be included for purposes of determining the Eligible Company Shares but shall not be eligible to be purchased by the Company pursuant to the Plan; provided, further, that each Israeli Individual's Eligible Company Shares shall be further reduced by the aggregate number of Company Shares that would have been Designated Securities for which such Israeli Individual would have received a Purchase Offer on all previous Purchase Dates pursuant to the provisions of this Appendix A had such Company Shares not been Ineligible Israeli Shares.
“Eligible Deemed Held Shares” shall mean, with respect to an Eligible Individual on each Purchase Date, (a) such Eligible Individual’s Beginning Deemed Held Shares, less (b) the aggregate number of Designated Securities which were Deemed Held Shares for which such Eligible Individual received a Purchase Offer on all previous Purchase Dates, whether or not the Eligible Individual accepted the Company Purchase Offer for such Deemed Held Shares on such Purchase Date, plus (c) any Designated Securities which were Deemed Held Shares for which such Eligible Individual received a Purchase Offer for a previous Purchase Date and for which such Eligible Individual accepted the Company’s Purchase Offer but which were not purchased by the Company for any reason; provided, however, that (a) unvested Options, (b) Options or Warrants held by any Eligible Individual who is a resident of Canada for income tax purposes, and (c) Ineligible Israeli Shares, shall be included for purposes of determining an Eligible Individual’s Eligible Deemed Held Shares but shall not be eligible to be purchased by the Company pursuant to the Plan; provided, further, that each Israeli Individual's Eligible Deemed Held Shares shall be further reduced by the aggregate number of Deemed Held Shares that would have been Designated Securities for which such Israeli Individual would have received a Purchase Offer on all previous Purchase Dates pursuant to the provisions of this Appendix A had such Deemed Held Shares not been Ineligible Israeli Shares.
“Individual Purchase Date Value” shall mean, with respect to an Eligible Individual on each Purchase Date, the aggregate Purchase Price that would be payable by the Company to such Eligible Individual if all of the Eligible Company Shares and all of the Eligible Deemed Held Shares held by such Eligible Individual were purchased by the Company at the Purchase Price for such Purchase Date; provided, however, that, solely for purposes of the calculations set forth in this Appendix A, (a) restricted Company Shares subject to vesting and unvested Options, (b) Options or Warrants held by any Eligible Individual who is a resident of Canada for income tax purposes, and (c) Ineligible Israeli Shares, shall be included for purposes of determining an Eligible Individual’s Individual Purchase Date Value but shall not be eligible to be purchased by the Company pursuant to the Plan.
“Pool Amount” shall mean (a) with respect to a Purchase Date occurring between July 1 and September 1, an amount equal to fifteen percent (15%) of the Company’s Adjusted EBITDA for the six (6) month period ending on the preceding June 30, and (b) with respect to a Purchase Date occurring between January 1 and March 1, an amount equal to (i) fifteen percent (15%) of the Company’s Adjusted EBITDA for the twelve (12) month period ending on the preceding December 31, less (ii) the Pool Amount actually applied to the purchase of Designated Securities on the preceding Purchase Date (each such period, a “Measurement Period”); provided, however, that in the event the Adjusted EBITDA for the applicable Measurement Period is greater than one hundred ten percent (110%) of the budgeted Adjusted EBITDA for such Measurement Period pursuant to the Company’s operating plan approved by the Board, the references to fifteen percent (15%) in clauses (a) and (b) above shall be increased to twenty percent (20%) of the Company’s Adjusted EBITDA for such Measurement Period; provided, further, that the amount in clause (b)(ii) above for purposes of the Purchase Date occurring between January 1 and March 1, 2014, shall be $7,168,476.63.
“Pro Rata Percentage” shall mean, with respect to an Eligible Individual on each Purchase Date, the percentage obtained by dividing (a) such Eligible Individual’s Individual Purchase Date Value as of such Purchase Date, by (b) the Aggregate Purchase Date Value as of such Purchase Date.
“Pro Rata Pool Allocation” shall mean, with respect to an Eligible Individual on each Purchase Date, an amount determined by multiplying (a) the Pool Amount for such Purchase Date, multiplied by (b) such Eligible Employee’s Pro Rata Percentage for such Purchase Date.
2.    Intended Terms of Purchase Offers.
(a)    Purchase Date Determinations. Subject to Sections 3.3 and 3.4 of the Plan, for each Purchase Date, the Company shall determine the Pool Amount, the Purchase Price, each Eligible Individual’s Pro Rata Pool Allocation and the Designated Securities for each Eligible Individual for such Purchase Date.
(b)    Purchase Offers. During each Purchase Period during the term of the Plan, the Company shall deliver a Purchase Offer in writing to each Eligible Individual prior to the applicable Purchase Date, which Purchase Offer shall include an offer to purchase Designated Securities (which may be allocated among an Eligible Individual’s Eligible Company Shares and Eligible Deemed Held Shares as of such Purchase Date by the Administrator, in its sole and absolute discretion), with an aggregate Purchase Price equal to such Eligible Individual’s Pro Rata Pool Allocation for such Purchase Date.
(c)    Effect of Rejection of Purchase Offer or Forfeiture of Rights. Any Designated Securities for which an Eligible Individual chooses not to submit an Acceptance Notice shall cease to be Eligible Company Shares and/or Eligible Deemed Held Shares for purposes of future Purchase Periods, and the Eligible Individual’s Pro Rata Pool Allocation for such Designated Securities may be reallocated by the Administrator to the Pool Amount for the then-current Purchase Date or shall revert to the Company, as determined by the Administrator, in its sole and absolute discretion. Any portion of the Pool Amount to which an Eligible Individual is not entitled as a result of any forfeiture pursuant to Section 3.3 of the Plan may be reallocated by the Company to the Pool Amount for the then-current Purchase Date or shall revert to the Company, as determined by the Administrator, in its sole and absolute discretion.

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